OUTCAST, INC. SUBSCRIPTION AGREEMENT

Outcast, Inc.
2658 Del Mar Heights Road, Suite 223
Del Mar, California 92014
(Tel.) (858) 509-9900

Ladies and Gentlemen:

The undersigned subscriber (the “Subscriber” or “Investor”) acknowledges having received and reviewed the Private Placement Memorandum, dated January 10, 2008 and as may be further supplemented or amended from time to time (the “Memorandum”) for Outcast, Inc., a Nevada corporation (the “Company”). The Subscriber further acknowledges that the terms of the offering of the Units are stated in this Subscription Agreement (“Agreement”) and the Memorandum and that, in the event of any conflict between the Memorandum and this Agreement, the provisions of this Agreement shall control. The Company does not requires a minimum aggregate purchase of Units. This Offering will remain open until January 31, 2008, unless fully subscribed or closed or extended by the Board of Directors, in its sole discretion. Capitalized terms not defined herein have the meanings given to them in the Memorandum.

The Subscriber hereby agrees with the Company as follows:

1.
Defined Terms; Incorporation of Preamble and Preliminary Statements. The preamble and preliminary statements set forth above are incorporated herein and made a part of this Agreement. For purposes of this Agreement, the term, “Shareholder” means the Investor.

2.
Purchase of Units. The Investor hereby subscribes for and agrees to purchase, concurrently with the execution and delivery of this Agreement by the Investor, _________ Units, at $0.20 per Units (the “Subscription Price”), where each Unit consists of one common share of stock and one A Series warrant to purchase an additional share of common stock at an exercise price of $0.35.

3.	Representations and Warranties of the Company. The Company represents to the Shareholder as follows:
a.
Organization and Standing; Articles of Incorporation. The Company is a C-corporation duly organized and validly existing under, and by virtue of, the laws of the State of Nevada and is good standing under such laws. The Company has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

b.	Corporate Power. The Company has all requisite corporate power and authority to enter into this Agreement and to carry out and perform its other obligations under the terms of the Agreement.
c.
Authorization. All corporate action on the part of the Company and its directors, officers and shareholders necessary for the authorization, execution, delivery and performance of all obligations of the Company under this Agreement and any document contemplated thereby, for the authorization, issuance and delivery of the Shares underlying the Units, has been taken.

d.
Validity of Shares underlying the Unit. The Shares underlying the Unit, when issued, sold and delivered in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, will be free of any liens or encumbrance

4.
Conditions to Obligations of Company. The obligations of the Company to issue and sell the Shares underlying the Units to the Subscriber upon acceptance of the subscription by the Company (the “Closing”) shall be subject to the fulfillment or satisfaction, or waiver by the Company, prior to or at the Closing, of the following conditions:

a.
Execution of Documents. The Subscriber shall have duly executed and delivered to the Company (a) a completed Suitability Questionnaire in the form attached as Attachment A hereto, including all applicable certifications attached thereto (the “Suitability Questionnaire”) and (b) a copy of this Agreement. The Suitability Questionnaire and this Agreement are collectively referred to herein as the “Subscription Documents.”

b.
Representations and Warranties. The representations and warranties made by the Subscriber in the Subscription Documents shall be true and correct in all material respects at the time when made at the Closing.

c.	Payments. All amounts due to the Company pursuant to Section 2 shall have been paid in full.
5.	Representations and Warranties of the Subscriber. The Subscriber represents and warrants to the Company that:
a.
In General. The Subscriber has full power and authority to execute each Subscription Document and to subscribe for and purchase Units hereunder. If the Subscriber is not a natural person, the Subscriber’s purchase of Units and its execution and delivery of each Subscription Document has been authorized by all necessary corporate, partnership or other action, and the Subscriber is duly organized, validly existing and in good standing in the Subscriber’s jurisdiction of organization, and has all consents, approvals and orders of any person required to be obtained in order for it to purchase the Units, to fully perform the provisions of the Subscription Documents and to consummate the transactions contemplated hereby and thereby. Each Subscription Document is, and will be, the legal valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms. There is no action, investigation or proceeding pending, or, to the Subscriber’s actual knowledge, threatened against the Subscriber which, if adversely determined, would materially adversely affect the Subscriber’s business or financial condition or the Subscriber’s ability to pay the Subscription Price or otherwise to consummate the transactions contemplated by the Subscription Documents.

b.
Approvals; No Conflict. No authorization, approval, consent or license of any person is required to be obtained for the purchase of the Units by the Subscriber, other than as have been obtained are in full force and effect. The execution and delivery of the Subscription Documents does not, and the consummation of the transactions contemplated hereby will not, result in any violation of or constitute a default under any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or to the best of the Subscriber’s knowledge, any permit, franchise, judgment, order, decree, statute, rule or regulation to which the Subscriber or any of its businesses or properties is subject.

c.
Access to Information. The Subscriber has been furnished with and has reviewed a copy of the Memorandum and each of the Subscription Documents. The Subscriber has been provided an opportunity to ask questions of, and the Subscriber has received answers from, the Company and its representatives regarding the terms and conditions of the offering of Shares and the terms and conditions of the Subscription Documents and the nature, business, assets and liabilities of the Company and the principals of the Company, and the Subscriber has obtained all additional information requested by the Subscriber from the Company and its respective representatives.

d.
Representations Incorporated by Reference. The Subscriber represents and warrants that the statements, answers and representations of the Subscriber contained in the Suitability Questionnaire are true and correct and agrees that they are hereby incorporated by reference herein as though fully set forth herein as representations and warranties of the Subscriber.

e.
Securities Act Representations. The Subscriber is an “accredited investor” as that term is defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). The Subscriber (a) has the financial ability to bear the substantial economic risks of an investment in the Company, (b) has adequate means of providing for its current needs and other contingencies, (c) is able to bear the substantial economic risks of an investment in the Company for an indefinite period of time, (d) has no need for liquidity in its investment in the Company and (a) is able to afford a complete loss of its investment in the Company. The Subscriber is acquiring the Units to be purchased by it at the Closing for the Subscriber’s own account, in each case not with a view to or for resale or for sale in connection with any distribution of all or any part of such Shares or otherwise. The Subscriber understands that it must bear the economic risk of an investment in the Shares for an indefinite period of time because, among other things, the offing and sale of the Shares has not been registered under the Securities Act or state securities or “blue sky” laws and, therefore, the Shares cannot be sold unless it is subsequently registered under the Securities Act and any applicable state securities and “blue sky” laws or unless an exemption wherefrom is available. The Subscriber also understands that sales or transfers of the Shares are further restricted by state securities or “blue sky” laws. The Subscriber hereby agrees not to transfer or dispose of all or any part of the Shares except in full compliance with the requirements of the Securities Act and applicable state securities or “blue sky” laws. The Subscriber agrees that any certificate evidencing the Shares or any portion thereof may contain such legends evidencing the various legal and contractual restrictions upon the transferability thereof as the Company, acting upon the advice of its counsel, may determine.

f.	Tax Consideration. The Subscriber is not relying on the Company or the Memorandum with respect to individual tax considerations involved in this investment.
g.
No Representations. Neither the Company nor any director, officer, employee, agent, counsel, adviser or affiliate of or to either of them, has made any representations or warranties to the Subscriber other than any express representations and warranties of the Company (subject to the introductory paragraph to this Agreement) in the Memorandum.

h.
Confidentiality. The Subscriber acknowledges and agrees that (a) the Memorandum, and (b) any additional information that may have been furnished to the Subscriber pursuant hereto or otherwise concerning the Company and its affiliates (collectively, the “Information”), is privileged and confidential and, on behalf of itself and its directors, officers, employees, agents, advisers and affiliates, agrees to hold in confidence and not use, disclose or reveal to any other person or entity any Information, except (a) Information that has become generally available to the public through no fault or omission on the part of the Subscriber or any of its directors, officers, employees, agents advisers or affiliates, (b) to the employees, auditors, legal counsel and professional advisers who have a need to know such Information and who have been instructed by the Subscriber to keep such Information confidential, (c) Information disclosed by a third party whose disclosure to Subscriber’s knowledge is not in violation of a confidentiality agreement between such third party and the Company or an entity in which it invests, (d) Information that is independently developed by Subscriber or any of its affiliates in the ordinary course of its business, (e) Information required to be furnished to any governmental regulatory body having jurisdiction over the Subscriber, (f) Information required in response to any summons or subpoena, (g) Information disclosed in connection with any disclosure obligation under applicable federal or state law, and (h) as otherwise required by applicable law or court order, provided that in the case of (e), (f) (g) and (h) above, the Subscriber shall use its reasonable best efforts to provide notice as soon as practicable to the Company prior to the disclosure of such Information in order to enable the Company to seek a protective order or other appropriate remedy.

i.
Separate Counsel. The Subscriber acknowledges that ____________ is acting as special counsel to the Company and does not represent the Subscriber. The Subscriber acknowledges that it has been advised by the Company to retain its own counsel in connection with investment in the Company.

j.
Address. The address (if the Subscriber is a natural person, his or her residential address if different from his or her mailing address) of such Subscriber on its Suitability Questionnaire submitted to the Company has at all times, since the date of the Memorandum, been the Subscriber’s bona fide address, and the Subscriber has no present intention of changing such address to an address outside of the state where such address is located.

k.
Non-Marketable Investment Commitments. The Subscriber’s overall commitment to investments which are not readily marketable has not been disproportionate to its net worth, and its investment in the Company has not caused and will not cause such overall commitment to be excessive.

l.
No General Solicitation or Advertising. The Subscriber and its advisers have not been furnished, and are not relying upon, any oral or written representations relating to the Company except as set forth in the Memorandum, and the Subscriber is not purchasing the Shares pursuant to this Agreement as a result of or subsequent to (a) any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio (b) any seminar or meeting to which the attendees, including the Subscriber, had been invited as a result of, subsequent to, or pursuant to any of the foregoing, or (c) any solicitation by any natural person or entity not previously known to the Subscriber in connection with investments in securities generally.

m.
Knowledge and Experience. The Subscriber has such knowledge and experience in financial, tax, and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto, and is aware that an investment in the Company involves a number of very significant risks, including, without limitation, certain tax and economic variables and risks that could adversely effect the value of an investment in the Company.

n.
Absence of Endorsements. The Subscriber understands that no federal or state agency has made any finding or examination as to the fairness of an investment in, or any recommendation or endorsement of, the Shares.

o.
No Affiliated Financial Adviser. Neither the Company nor any its representative affiliates have been or is the Subscriber’s financial adviser. The Subscriber (a) has never and is not relying upon the Company or any of its respective affiliates with respect to the tax and other economic considerations of an investment in the Company, and (b) has reviewed the merits of an investment in the Company with its advisers (including, without limitation, its legal counsel, accountants or other tax advisers, business advisers and investment advisers) to the extent such Subscriber deemed advisable.

p.
Representations and Warranties. Each representation and warranty made by the Subscriber in this Agreement and in the related Suitability Questionnaire, and all information furnished by the Subscriber to the Company, is true, complete, and correct in all respects. The Subscriber agrees that all such representations and warranties shall survive the admission of the Subscriber as a stockholder of the Company.

q.
Notification and Further Assurances. The Subscriber aggress to (a) notify the Company immediately of any change in representation, warranty, or other information relating to the Subscriber set forth in the Subscription Documents, (b) supply the Company, within five days after the Subscriber receives the request therefore from the Company, with such additional information concerning the Subscriber as the Company deems necessary or advisable, and (c) execute and deliver to the Company, within five days after the Subscriber receives the request therefore from the Company, such further designations, powers of attorney, and other instruments as the Company deems reasonably necessary or advisable in order to carry out the provisions of the Bylaws of the Company.

r.
Indemnity. The Subscriber understands the meaning and legal consequences of the representations and warranties made by the Subscriber herein and in the Suitability Questionnaire, and agrees to indemnify and hold harmless the Company and each of its respective affiliates, and each of the respective directors, officers, stockholders, principals, employees, counsel, agents, successors and assigns, if any, of each of the foregoing (each, the “Indemnities”), from and against any and all loss, damage, liability or expense (including, without limitation, attorney’s fees) arising out of, due to, relating to, or in connection with, in each case in whole or in part, any misrepresentation made by the Subscriber in the Subscription Documents, or any other agreement, instrument, or other document, any failure by the Subscriber to fulfill any of its covenants or agreements set forth herein or therein, or the resale or distribution by the Subscriber or the Shares or any portion thereof in violation of the Securities Act, any applicable state securities laws.

6.
Amendments and Waivers. This Agreement may be amended by and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only within the written consent of the Subscriber and the Company.

7.
Survival of Representations and Warrants. All representations and warranties made or deemed to be made by the Subscriber in any of the Subscription Documents shall survive the execution and delivery of each Subscription Document, any investigation at any time made by or on behalf of the Company, and the issue and sale of the Shares to the Subscriber.

8.
Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when received (a) if by the Subscriber, at the address set forth opposite the Subscriber’s signature, or at such other address as the Subscriber shall have furnished to the Company in writing , and (b) if by the Company at ___________________________________________________________________________, or at such other address as the Company shall have furnished to the Subscriber in writing.

9.	Headings. The descriptive headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision of this Agreement.
10.
Entire Agreement. This Agreement and the other Subscription Documents contain the entire agreement of the parties with respect to the subject matter of this Agreement, and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

11.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.
12.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to the conflict of law principles thereof.
13.
No Revocations; Survival. Except as otherwise required by applicable law, the Subscriber acknowledges and agrees that (a) it is not entitled to cancel, terminate or revoke this Agreement, any of the Subscription Documents, or any of the representations, warranties, or agreements made by the Subscriber herein or therein, and (b) the Subscription Documents shall survive the bankruptcy, death, incapacity, disability, adjudication of incompetence or insanity, liquidation, or dissolution of the Subscriber.

14.
Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Subscriber, but this Agreement shall not be assignable by the Subscriber without the prior written consent of the Company (which consent may be granted or withheld in the Company’s sole discretion). When the Subscriber’s subscription is accepted by the Company as provided herein, this Agreement shall be binding upon, and shall inure to the benefit of the Company.

15.
Third Party Beneficiaries. Each of the Indemnities shall be entitled to rely upon the representations and warranties, and to enforce the agreements, of the Subscriber as set forth herein and in the related Suitability Questionnaire as if they were a party hereto and thereto, as the case may be. No other person not a party to this Agreement shall be entitled to rely upon or to enforce the provisions of this Agreement as a third party beneficiary thereof.

16.
Severability. Any requirements imposed under the applicable law shall, where inconsistent with any provision of this Agreement, be controlling and shall govern the rights among the parties hereto. Any provision of this Agreement which is unenforceable in any jurisdiction shall, as to such jurisdiction, be unenforceable without invalidating the remaining provisions hereof in such jurisdiction or any of the provisions hereof in any other jurisdiction.

17.
Gender. Whenever required by the context hereof, the singular shall include the plural and the plural shall include the singular. Whenever required by the context hereof, the masculine gender shall include the feminine and the neutral genders and the neutral gender shall included the masculine and the feminine genders.

OUTCAST, INC. SUBSCRIPTION AGREEMENT

__________________________________________

By: _______________________________________

Name: _____________________________________

Title: ______________________________________

Number of Shares: ___________________________

$0.20 per Share

Subscription Price:

$__________________________________________

Agreed to and Accepted By:

Outcast, Inc.

By: ________________________________________

By: __________________________________

Name: ________________________________

Title:_________________________________